                                                                    Exhibit 10.4

Confidential Treatment is requested.
Confidential Portions indicated by "[***]" have been omitted and filed separately with the Securities and Exchange Commission.

                               PURCHASE AGREEMENT

Between
Seiko Instruments GmbH, Siemensstrasse 9, D-63263 Neu-Isenburg,

                                             - hereinafter referred to as "SIG"-

and

RCM LTD, 7 Imber Street, Petach Tikva, Israel,

                                             - hereinafter referred to as "RCM"-

and

Lipman Electronic Engineering Ltd., 11 Ha'amal Street, Park Afek,
Rosh Ha'ayin, Israel,

                                         - hereinafter referred to as "LIPMAN"-.

                                   PREAMBLE:

Lipman requires for its production Thermal Printer Modules, produced by the group of SIG and delivered to LIPMAN by RCM, the representative of SIG in
Israel. SIG and LIPMAN wish to build up the contractual basis for a global cooperation and seek to establish a strategic partnership that is of benefit for both of them. Therefore, the parties agree on the following:

Lipman Purchase Agreement

                                       I.
                               PREFERRED SUPPLIER

LIPMAN hereby commits, that for all its existing and future products that require Thermal Printer ("TP"), it will use exclusively Seiko Instruments Inc.
("SII") TP, provided RCM is in a position to deliver the required quantities and modifications. SIG undertakes to make its best efforts to provide these quantities to RCM.

                                      II.
                             MOST FAVOURED CUSTOMER

SIG and RCM will treat LIPMAN as a "most favoured customer", and will grant
LIPMAN "best possible prices" for TP based on LIPMAN'S yearly forecast for each
TP model (attached hereto as ANNEX 1).

                                      III.
                 FORECAST, "BEST POSSIBLE PRICE", PRICE REVIEW

"Best possible price" in the meaning of this Agreement cannot be understood as the absolute lowest market price but as the lowest price granted related to the quantities ordered by LIPMAN through RCM in the respective year based on the annual estimate (ANNEX 1). The forecast is binding  on SIG after written agreement of SIG that it is actually in a position to deliver the requested quantities. Such a written consent shall be issued by SIG within 15 days after receiving the forecasted quantities from LIPMAN. SIG is obliged to confirm the forecast and the orders based on it, if sufficient production capacities with
SII are available.

LIPMAN undertakes to purchase the forecasted quantities of a four month forecast within an 8 months period.

Lipman Purchase Agreement              2

At the end of each calendar year, the parties to the Agreement will review the prices based on the forecast for the coming year and the actual quantities delivered in the foregoing year. The actual valid buying prices of LIPMAN for each mass production product are mentioned in ANNEX 2. ANNEX 1 & 2 shall be amended periodically.

                                      IV.
                                  TERMINATION

Each party to this Agreement shall have the right to terminate this Agreement at the end of each calendar year by prior written notice of at least three months but not before end of 2005. Upon termination of this Agreement for any reason,
LIPMAN will be obligated to accept and pay for all the quantities of TP that have been forecasted for the remaining duration of the Agreement (year end). SIG is obligated to supply those quantities during the same period to RCM. RCM undertakes to supply these quantities to LIPMAN. If no notice of termination has been made, the Agreement will automatically extend for another year.

                                       V.
                                 MISCELLANEOUS

Any agreements made between two of the parties are not affected provided the regulations of these agreements are not in contradiction to this Agreement.

This Agreement shall be governed by the Laws of Switzerland, Canton Zurich.

Lipman Purchase Agreement              3

IN WITNESS THEREOF, the parties have executed the agreement by their duly authorised representatives, effected as of June 1, 2003.

Seiko Instruments GmbH                     RCM LTD.

/s/ Frank Kuhn                             /s/ Eddie Wiegenfeld
--------------------------                 ---------------------------
Authorised Signature                       Authorised Signature

Frank Kuhn                                 Eddie Wiegenfeld
--------------------------                 ---------------------------
Printed Name                               Printed Name

Managing Director                          President
--------------------------                 ---------------------------
Title                                      Title

Lipman Electronic Engineering Ltd.

/s/ Roy Neuman
--------------------------
Authorised Signature

Roy Neuman
--------------------------
Printed Name

Executive Vice President
--------------------------
Title

Lipman Purchase Agreement              4

                                    ANNEX 1
                As of 1st of July 2003 until 31st December 2003

LIPMAN'S ROLLING FORECAST

See attached example of Lipman's weekly updated rolling forecast.

Lipman shall provide regular rolling forecast information on each TP model being used in mass production. Forecasted period shall cover at least 6 months and it shall be revised on a weekly basis. The first 3 weeks are considered to be firm order.

Additionally Lipman will provide an annual estimated quantity for each TP model.

                       Appendix Lipman Purchase Agreement

                                    ANNEX 2
                As of 1st of July 2003 until 31st December 2003

The prices to Lipman under this Agreement for each TP model will be as follows;

                 PRODUCT                         PRICE
                 -------                         -----

         LTP1245R-C384                          [***]USD
         LTP1245R (longer cable)                [***]USD
         LTPA245E-384                           [***]USD
         LTPA245E (longer cable)                [***]USD

Above prices are valid after existing orders have been fully executed.

                       Appendix Lipman Purchase Agreement